Exhibit 99.1

KEY POINTS Iowa Corporation: P&C and Life Insurance 2009 premiums earned: $478 million 3 locations: Cedar Rapids, Iowa (home office) Westminster, Colorado Galveston, Texas Over 650 people employed Nasdaq symbol: UFCS

As of December 31, 2009 As of December 31, 2009 As of December 31, 2009 Total Assets $2.9 billion P&C Reserves $572 million Statutory Capital & Surplus $556 million CONSOLIDATED HIGHLIGHTS

P&C 813 independent agencies (as of 12/31/2009) Licensed in 43 states (and D.C.), primarily Midwest, West and South Primarily commercial business Active in 38 states

933 independent agencies (as of 12/31/2009) Licensed in 28 states, primarily Midwest & West Primarily fixed annuity business LIFE INSURANCE

1979 Lafayette Insurance Company 1981 Protective Fire & Casualty Company 1990 State Auto book of business 1990 Addison Farmer's Insurance Company 1999 American Indemnity Companies ACQUISITIONS

PREMIUM BREAKDOWN CEDAR RAPIDS HOME OFFICE CEDAR RAPIDS HOME OFFICE Midwest Underwriting $136 million Great Lakes Underwriting $114 million Personal Lines Underwriting $ 41 million Fidelity & Surety $ 22 million GULF COAST REGIONAL OFFICE GULF COAST REGIONAL OFFICE $ 98 million DENVER REGIONAL OFFICE DENVER REGIONAL OFFICE $ 43 million TOTAL TOTAL $454 million

2009 PREMIUM BY STATE (IN THOUSANDS) P&C P&C P&C TX $69,900 15.4% IA $69,515 15.3% LA $41,743 9.2% MO $41,185 9.1% CO $33,938 7.5% LIFE LIFE LIFE IA $94,658 36.8% NE $33,103 12.9% MN $23,128 9.0% WI $21,548 8.4% IL $17,720 6.9%

WRITTEN PREMIUM BY PRODUCT LINE (IN THOUSANDS) P&C P&C P&C Fire and Allied Lines $124,049 29.2% Other Liability $114,236 26.9% Automobile $109,847 25.9% Workers Comp $50,267 11.8% Fidelity and Surety $19,305 4.5% Misc. $7,123 1.7% TOTAL $424,827 100% LIFE LIFE LIFE Annuities $ 216,554 84.7% Traditional Life $24,554 9.6% Universal Life $12,817 5.0% Misc. $ 1,845 0.7% TOTAL $ 255,770 100%

A.M. Best Property and casualty "pooled" companies "A" United Life Insurance Company "A-" INSURANCE RATINGS

DESCRIPTION % Concrete Construction, including Flat Work $38,243,113 8% Carpentry - Residential $33,292,334 7% Excavation $30,230,580 7% Building or Premises - Lessors Risk $29,079,977 6% Carpentry - Not otherwise classified $20,276,360 4% Grading of Land $18,286,677 4% Automobile Repair or Service Shops $17,505,679 4% Electrical Work - Within Buildings $16,599,933 4% Metal Goods Manufacturing/Machine Shops $15,879,211 4% Plumbing - Commercial & Industrial $14,484,075 3% Plumbing - Residential or Domestic $14,449,939 3% Roofing - Residential over 3 stories and Commercial $12,110,712 3% Landscape Gardening $11,648,021 3% Heating or Combined Heating & Air Conditioning - No LPG $11,315,036 2% Restaurants w/ Alcohol up to 75% receipts $10,153,240 2% TOTALS $293,554,887 65% TOP 15 CLASSES (IN FORCE AS OF 12/31/2009) WRITTEN PREMIUM ALL LINES COMBINED

P&C COMPETITORS Acuity Allied/Nationwide Auto Owners Cincinnati Insurance C N A Liberty Mutual Insurance Continental Western/WR Berkley Companies Employers Mutual General Casualty/QBE Travelers/St Paul Westfield Companies West Bend LIFE COMPETITORS Western Catholic Pekin Auto Owners Amerus Metropolitan Prudential Illinois Mutual State Farm Country Companies Cincinnati Life Motorists Erie Companies New York Life EMC

STATUTORY SURPLUS (IN THOUSANDS) 00 01 02 03 04 05 06 07 08 09 $183,604 $194,989 $249,375 $303,111 $383,971 $383,136 $575,983 $648,452 $553,058 $556,265

DIRECT PREMIUM GROWTH AND MARKET CYCLE (IN THOUSANDS) 00 01 02 03 04 05 06 07 08 09 $317,175 $368,029 $427,207 $457,703 $471,903 $469,364 $492,019 $490,430 $483,292 $454,042 $500,000 $440,000 $380,000 $320,000 $260,000 $200,000

00 01 02 03 04 05 06 07 08 09 6.27 9.00 6.20 15.30 17.90 1.04 14.92 15.55 -1.88 -1.59 RETURN ON EQUITY

00 01 02 03 04 05 06 07 08 09 STATUTORY COMBINED RATIO 112.5 89.7 82.1 113.4 114.2 101.2 92.4 95.5 105.1 100.6 INDUSTRY UFG 106.1 110.1 104.7 101.9 107.4 93.1 100.1 86.4 97.6

TOP FIVE SHAREHOLDERS (AS OF 02.01.2010) NAME # SHARES % Dee Ann McIntyre, Santa Fe NM 3,545,301 13.40% Dimensional Fund Advisors LP, Santa Monica CA 2,216,134 8.33% Advisory Research, Inc., Chicago IL 2,023,738 7.61% EARNEST Partners LLC, Atlanta GA 1,750,133 6.60% BlackRock, Inc., New York NY 1,708,145 6.42%

REINSURANCE PROGRAM 2010 Catastrophe program $20M retention 95% excess of $20M, up to $200M 2010 Core program $2M retention $15M per risk coverage $40M per occurrence coverage

BUSINESS DIVERSIFICATION Book of business complemented with Surety Branch and Life Insurance Company Contributes to earnings stability

KEY POINTS Disciplined underwriting Exceptional customer service Superior loss control services Fair and ethical claims handling Latest, most effective technology Strong agency relationships

UNDERWRITING LEVEL YEARS UFG EXPERIENCE YEARS OUTSIDE EXPERIENCE TOTAL YEARS EXPERIENCE NUMBER OF EMPLOYEES AT EACH LEVEL AVERAGE UFG EXPERIENCE AVERAGE TOTAL EXPERIENCE Trainee 6 0 6 2 3 3 Associate Underwriter 88 0 88 13 7 7 Underwriter 568 92 660 45 13 15 Senior Underwriter 535 350 885 35 15 25 Supervisor 163 54 217 10 16 22 Manager 85 64 150 6 14 25 AVERAGE EXPERIENCE 13 AVERAGE EXPERIENCE 13 AVERAGE EXPERIENCE 13 AVERAGE EXPERIENCE 13 AVERAGE EXPERIENCE 13 AVERAGE EXPERIENCE 13 18

AGENCY RELATIONSHIPS We want to write "Good business with good agents at an adequate price" Continually monitor agencies for compatibility Criteria: loss ratio, volume, relationship Seek Top 3 Position (as measured by direct premiums written) Competitive performance-based compensation

AGENCY FORCE Average agency size: $560,000 Size of largest agency: $7 million Premium from top 20: $85 million Premium from top 100: $205 million

CLAIMS PHILOSOPHY FAIR claims service FAST claims service Use of outside adjusters is infrequent, allowing us to more closely control the adjusting function Conservative reserving practices leading to consistent loss reserve redundancies

INVESTMENT PHILOSOPHY Buy and hold Buy only investment-grade bonds Try to maintain a 90/10 fixed to equity ratio Manage our own portfolios

PORTFOLIO: CONSERVATIVE INVESTING PRACTICES INVESTMENT % OF PORTFOLIO Bonds 92 Equity securities 8

Gov. Agcy 2.3% Asset Backed Sec. 0.10% Cash 2.03% Mort. Obligations 1.5% Financials 17.2% Industrials 28.4% Municipals 29.2% Other Government 0.11% Utilities 17.22% Treas. 1.1% Taxable Monies 0.1% PORTFOLIO BREAKDOWN

DURATION Percent (%) of Portfolio

QUALITY RATING Percent (%) of Portfolio

ENTERPRISE RISK MANAGEMENT Two board members have been added to ERM committee Board has created an ERM subcommittee We have a formalized watch list for investments We have developed Business Continuity subcommittees by department

THE GREAT FLOOD OF 2008 CEDAR RAPIDS, IOWA

HURRICANE IKE GALVESTON, TEXAS

1992 Hurricane Andrew $28 million assumed 1994 Northridge earthquake $5.6 million 2000 New Orleans hailstorm $26.4 million 2001 9/11 events $9.25 million assumed 2002 Hurricane Lili $9.8 million 2004 Hurricanes Charley, Frances and Jeanne $12.6 million 2005 Hurricanes Katrina and Rita $316.4 million CATASTROPHES (FIGURES SHOWN NET OF REINSURANCE)

CAT LOSSES (IN MILLIONS) '05 '06 '07 '08 '09 178.7 $278.5 $245.8 $393.3 $365.7 CAT LOSSES NON-CAT LOSSES 218.7 231.7 317.2 343.3 197.1 59.8 14.1 76.1 22.4 $375.8

PRIOR YEAR INCURRED INCREASES 04 05 06 07 08 09 7,000,000 6,000,000 5,000,000 4,000,000 3,000,000 2,000,000 1,000,000 0 KATRINA MARCH 2008 JUNE 2009

CUMULATIVE CLAIMS INCREASES ON PRIOR YEAR CLAIMS 04 05 06 07 08 09 18,000,000 16,000,000 14,000,000 12,000,000 10,000,000 8,000,000 6,000,000 4,000,000 2,000,000 0 a KATRINA $400K s $10M t $18M t $26M t $15M t $3M s MAX $26M $2.5M per month Actual

KATRINA FACTS Landfall August 29, 2005, near New Orleans Estimated $80 Billion Industry Damages Over 95% of UFG policyholders filed a claim (over 11,000 claims) UFG total loss net of reinsurance: $290 million UFG 2009 Katrina development: $38 million Katrina development 2006-2008: $95 million

CURRENT STATUS Over 50% of our outstanding suits at 12/31/2008 were settled during 2009 Fewer than 200 suits remain outstanding Over 50% of the suits are related to personal lines policies Total demands on remaining suits approximately $56 million During 2009, suits that were resolved settled on average for 48% of demand Total outstanding Katrina reserves approximately $29 million

POST-KATRINA INITIATIVES Exposure reduction Increased reinsurance coverage from $125 million to $200 million Depopulation of Lafayette Insurance Company for Louisiana business Improved risk selection capabilities (CATography(tm)) Improved ability to manage claims from a large catastrophe Increased personal lines rates over 200%

EXPOSURE REDUCTION (IN MILLIONS) 06-06 12-06 06-07 12-07 06-08 12-08 06-09 12-09 $285 $278 $196 $154 $134 $133 $126 $118 240 180 120 60 0 100-year Probable Maximum Losses (PMLs)

RATE CHANGE COMPARISON 06 07 08 09 0% -2% -4% -6% -8% -10% -12% -14% -16% -18% UFG MarketScout CIAB

INCREASE PRICING Small (1%-5%) Targeted Accounts with premiums less than $5,000 Workers Compensation Subcontracting Risks Dwelling Contractors LA Property

TARGETED UNDERWRITING INITIATIVES Develop an Illinois profitability plan Re-underwrite commercial auto accounts Underwrite new business more strictly Develop a personal automobile profitability plan

UTILIZE NEW UNDERWRITING TOOLS Use CATography(tm) to Improve risk selection process Improve exposure management Use predictive analytics for risk selection and improved profitability

EXPAND SERVICE ACCOUNTS PROGRAM Improve profitability (14-point lower loss ratio in 2009) Improve retention of quality accounts (93% retention; 15 points higher than average account)

ADD AGENTS TO OUR SERVICE CENTER Customers (smaller accounts) are able to call UFG directly, enabling their agents to focus on new business production Staffed by some of our best people who are also licensed agents Very popular with our agents who take advantage of this program

IMPROVE LOSS ADJUSTING EXPENSE MANAGEMENT Evaluate relationships with defense attorney firms Analyzing defense firms' litigation plans Use aggressive approach with offers of settlement

AGGRESSIVE AGENCY MANAGEMENT STRATEGIES Set high expectations Follow up on non-performance Appoint new agencies in strategic locations

NATIONAL RECOGNITION

Directs and monitors the business operations of all our offices and business segments Oversees the implementation of corporate policies on a day-to-day basis 1994: joined company as an underwriter 1996 to 2001: Commercial Lines UW 2001: named VP, fidelity and surety 2004: appointed EVP, United Fire Group 2007: appointed president and CEO B.A. from University of Northern Iowa Professional designations: ARM, CPCU, AIM and AFSB Board member: United Way of East Central Iowa Member: CPCU Society and Surety Assoc. of Iowa RANDY A. RAMLO, PRESIDENT/CEO

Responsible for development of information technology Directs company's reinsurance and personal lines segments 1985: joined UFG as computer programmer 1990 to 1998: Product support manager 1998: named VP of Central Plains regional office 2002: named VP of administration 2007: appointed EVP B.S. and M.B.A from University of Iowa Professional designations: ARP, CPCU Board member: United Way of East Central Iowa and Four Oaks Member: CPCU Society MICHAEL T. WILKINS, EVP

Directs the company's financial goals, objectives and budgets Oversees investor relations Oversees regulatory filings 1983: joined UFG as records librarian 1984 to 1985: accounting general clerk 1986 to 2000: accountant 2000: promoted to controller and accounting manager 2003: named vice president of United Fire 2006: appointed chief financial officer B.A. from Coe College Professional designations: AIAF, AAM, CPCU, LOMA LEVEL 1 DIANNE M. LYONS, VP/CFO

Randy Ramlo Mike Wilkins Randy A. Ramlo President/CEO Years at UFG: 25 Years in industry: 25 Michael T. Wilkins EVP Years at UFG: 24 Years in industry: 24 Dianne M. Lyons VP/CFO Years at UFG: 26 Years in industry: 26

Vice President and Controller 23 years Dave Conner Barrie Ernst Dianne Lyons Neal Scharmer David E. Conner VP/CCO Years at UFG: 11 Years in industry: 28 Barrie W. Ernst VP/CIO Years at UFG: 7 Years in industry: 30 Neal R. Scharmer VP/General Counsel Years at UFG: 14 Years in industry: 20

UNITED FIRE GROUP This presentation may contain forward-looking statements about our operations, anticipated performance and other similar matters. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "continues," "seeks," "estimates," "predicts," "should," "could," "may," "continue," "might," "hope," "once" and variations of such words and similar expressions are intended to identify such forward looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation or as of the date they are made.